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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.



                          Date of Report April 27, 2001


                         SBA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


Florida                              000-30110                  65-0716501
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(State or other jurisdiction    Commission File Number       (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)



One Town Center Road, Boca Raton, Florida                         33486
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(Address of principal executive offices)                        (Zip code)


                                 (561) 995-7670
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              (Registrant's telephone number, including area code)
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Item 5    Other Information

          BOCA RATON, FLORIDA, April 26, 2001 (NASDAQ: SBAC) - SBA Communications Corporation today announced that its wholly-owned subsidiary, SBA Telecommunications, Inc., has received a commitment for a $300 million senior secured credit facility. The credit facility will be underwritten by Lehman Commercial Paper Inc., Barclays Bank PLC, Bankers Trust Company, Citibank, N. A. and Toronto Dominion (Texas), Inc. The credit facility will be used to provide financing for SBA's new tower builds, tower acquisitions, related activities and for general corporate purposes. The credit facility is subject to a number of customary closing conditions and is expected to close by June 30, 2001.

Item 7    Financial Statements and Exhibits

          99.1   Press release dated April 26, 2001.
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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




April 27, 2001                            /s/  Pamela J. Kline
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                                          Pamela J. Kline
                                          Chief Accounting Officer